Exhibit 10.3

THIS NOTE AND THE SECURITIES ISSUABLE AS PAYMENT FOR ACCRUED INTEREST OR UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

IRIDEX CORPORATION

CONVERTIBLE PROMISSORY NOTE

$4,000,000 March [●], 2025

FOR VALUE RECEIVED, IRIDEX Corporation, a Delaware corporation (the “Company”), promises to pay to Novel Inspiration International Co., Ltd., or its registered assigns (“Investor”), in lawful money of the United States of America the principal sum of $4,000,000, or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Convertible Promissory Note (this “Note”) on the unpaid principal balance at a rate equal to 12.00% per annum, computed on the basis of a 360-day year of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month, in the manner set forth in Section 1(a) of this Note. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) March [●], 20281 (the “Maturity Date”), or (ii) when, upon the occurrence and during the continuance of an Event of Default, such amounts are declared due and payable by Investor or made automatically due and payable, in each case, in accordance with the terms hereof. This Note is one of the “Notes” issued pursuant to the Purchase Agreement.

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1.
Payments.
(a)
Interest. Accrued interest on this Note shall be payable on each January 1, April 1, July 1 and October 1 (or, if such date is not a business day, on the next succeeding business day) until the outstanding principal amount hereof shall be paid in full (each, an “Interest Payment Date”), with the first such payment due on [●], 2025. Accrued interest shall be payable

1 36 months from the Closing Date.

on each Interest Payment Date in a number of shares of the Common Stock (“Interest Payment Shares”) equal to (i) the accrued and unpaid interest due on such Interest Payment Date divided by (ii) the greater of (A) the average Closing Price of the Common Stock for each Trading Day after the Closing Date in the calendar quarter immediately preceding such Interest Payment Date and (B) the Price Floor, rounded down to the nearest share, and no fractional shares of the Common Stock, or cash in lieu of the issuance of such fractional shares, shall be issued or paid. The Company shall, as soon as practicable after each Interest Payment Date, issue and deliver to such Investor a certificate or certificates (or a notice of issuance of uncertificated shares or book entry confirmation statement from the Company’s transfer agent confirming the issuance of the Interest Payment Shares, if applicable) for the number of Interest Payment Shares to which Investor shall be entitled.
(b)
Mandatory Prepayment. Promptly following the later of (i) the Company’s entry into an agreement for a Change of Control and (ii) the public announcement of such Change of Control, the Company shall deliver written notice to the Investor of the entry into such agreement. The outstanding principal amount of this Note, plus all accrued and unpaid interest, in each case that has not otherwise been converted into equity securities pursuant to Section 4, shall be due and payable immediately prior to the consummation of such Change of Control.
2.
Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:
(a)
Failure to Pay or Deliver. The Company shall fail to (i) pay any portion of principal payment on the due date hereunder, (ii) deliver any portion of Interest Payment Shares on the applicable Interest Payment Date or (iii) any other payment required under the terms of this Note or any other Transaction Document on the date due, and in each case, such payment or delivery, as applicable, shall not have been made within five business days of the Company’s receipt of written notice to the Company of such failure to pay or deliver;
(b)
Breaches of Covenants. The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Section 2(a)) and such failure shall continue for thirty days after the Company’s receipt of written notice to the Company of such failure;
(c)
Voluntary Bankruptcy or Insolvency Proceedings. Any event in which the Company (i) applies for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admits in writing its inability to pay its debts generally as they mature, (iii) makes a general assignment for the benefit of its or any of its creditors, (iv) voluntarily files a proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consents to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it;
(d)
Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its subsidiaries, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 45 days of commencement;
(e)
Enforceability. This Note or the Note Purchase Agreement shall for any reason cease to be, or it shall be asserted by the Company not to be, in full force and effect and enforceable in accordance with its terms; or
(f)
Inability to Pay Debts. The Company or any of its Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.
3.
Rights of Investor upon Default. Upon the occurrence of any Event of Default (other than an Event of Default described in Section 2(c) or 2(d)) and at any time thereafter during the continuance of such Event of Default, Investor may, with the written consent of Investors holding more than 50% of the aggregate outstanding principal amount of the Notes, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence of any Event of Default described in Section 2(c) or 2(d), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, Investor may, with the written consent of Investors holding more than 50% of the aggregate outstanding principal amount of the Notes, exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both. Investor may, at its sole discretion, (upon execution of a written instrument) rescind an acceleration or waive any existing Event of Default, together with any of the consequences of such Event of Default. In such event, the Company will be restored to their respective former positions, rights and obligations hereunder. No failure on the part of Investor to exercise and no delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise by the Investor of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not alternative.
4.
Conversion.
(a)
Voluntary Conversion. Investor has the right, at Investor’s option, at any time prior to payment in full of the principal amount of this Note, to convert, in whole or in part, the outstanding principal amount of this Note into a number of fully paid and nonassessable shares of the Series B Preferred Stock as determined by dividing (x) the principal amount of this Note that the investor elects to convert by (y) the Conversion Price, rounded down to the nearest share.

(b)
Conversion Procedure.
(i)
Conversion. Before Investor shall be entitled to convert this Note into shares of Series B Preferred Stock, it shall surrender this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) and give written notice to the Company at its principal corporate office of the election to convert the same pursuant to Section 4(a), and shall state therein the amount of the unpaid principal amount of this Note to be converted. Upon such conversion of this Note, Investor hereby agrees, if requested by the Company, to execute and deliver to the Company, and if so executed and delivered, shall be bound upon such conversion by the obligations in, all transaction documents entered into by other purchasers of the Series B Preferred Stock (as may be amended), including the Series B Securities Purchase Agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions, and shall be bound upon such conversion by any transfer restrictions applicable to any of the shares or holders thereof. The Company shall, within five business days, issue and deliver to such Investor a certificate or certificates (or a notice of issuance of uncertificated shares or book entry confirmation statement from the Company’s transfer agent confirming the issuance of the shares, if applicable) for the number of shares to which Investor shall be entitled upon such conversion, including a check payable to Investor for any cash amounts payable as described in Section 4(b)(ii). Any conversion of this Note pursuant to Section 4(a) shall be deemed to have been made upon the satisfaction of all of the conditions set forth in this Section 4(b)(i) and on and after such date the Persons entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder of such shares.
(ii)
Fractional Shares; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Investor upon the conversion of this Note, the Company shall pay to Investor an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this paragraph, the Company shall be forever released from all its obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.
(c)
Conversion Preferred Stock. Should all Series B Preferred Stock issuable upon conversion of this Note be, at any time prior to full payment of this Note, redeemed or converted into shares of Common Stock in accordance with the Company’s certificate of incorporation or bylaws, then, to the extent this Note is convertible into Series B Preferred Stock, this Note shall immediately become convertible into that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Note had been converted in full and the Series B Preferred Stock received thereupon had been simultaneously converted into Common Stock immediately prior to such event.
(d)
Notices of Record Date. In the event of:

(i)
Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;
(ii)
Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person or any consolidation or merger involving the Company; or
(iii)
Any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will deliver to Investor at least thirty days prior to the earliest date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right; or (B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

5.
Definitions. As used in this Note, the following capitalized terms have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to an Investor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor will be deemed to be an Affiliate of such Investor.

“Certificate of Designation” means the Certificate of Designation, Preferences and Rights of Series B Preferred Stock of IRIDEX Corporation filed with the Secretary of State of the State of Delaware prior to the Closing (as defined in the Purchase Agreement).

“Change of Control” shall mean:

(i)
any “person” or “group” (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Common Stock,
(ii)
any reorganization, merger or consolidation of the Company, other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity, or

(iii)
a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person other than one or more of the Company’s direct or indirect wholly-owned subsidiaries.

“Closing Price” shall mean for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the closing price of one share of Common Stock trading for such date on such Trading Market as reported by Bloomberg Financial L.P. (or its equivalent successor) (at the scheduled close of trading of the primary trading session on such Trading Day); (b) the closing price of the Common Stock for such date on the OTCQX or OTCQB Markets, as applicable, as reported by Bloomberg Financial L.P. (or its equivalent successor); (c) if the Common Stock is not then listed or quoted on a Trading Market or on the OTCQX or OTCQB Markets and if prices for the Common Stock are then reported in the “Pink Sheets” published by the OTC Markets Group (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price of one share of Common Stock so reported, as reported by Bloomberg Financial L.P. (or its equivalent successor); or (d) in all other cases, the fair market value of one share of Common Stock as determined by an independent appraiser selected in good faith by the Investor and reasonably acceptable to the Company. The Closing Price shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Price” shall mean $10.00 subject to appropriate adjustment from time to time for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

“Event of Default” has the meaning given in Section 2 hereof.

“Investor” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

“Investor Rights Agreement” shall mean the Investor Rights Agreement, dated as of March 19, 2025 (as amended, modified or supplemented), by and among the Company and the purchasers listed on Schedule 1 thereto.

“Investors” shall mean the investors that have purchased Notes.

“Lien” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction, except for a lien for current taxes not yet due and payable and a minor imperfection of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

“Notes” shall mean the convertible promissory notes issued pursuant to the Purchase Agreement.

“Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Price Floor” means $0.21 (subject to appropriate adjustment from time to time for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event). Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, in no event shall any shares of Common Stock be issued pursuant to this Note or the other Transaction Documents, as Interest Payment Shares or otherwise, at a price per share lower than the Price Floor.

“Purchase Agreement” shall mean the Note Purchase Agreement, dated as of March 19, 2025 (as amended, modified or supplemented), by and among the Company and the Investors (as defined in the Purchase Agreement) party thereto.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Series B Preferred Stock” shall mean the Series B Preferred Stock of the Company, par value $0.01 per share, with the rights, privileges and preferences set forth in the Certificate of Designation.

“Series B Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of March 19, 2025 (as amended, modified or supplemented), by and among the Company and the purchasers listed on Schedule 1 thereto.

“Shareholder Approval” shall mean the approval of the holders of the Common Stock, together with any other securities of the Company entitled to vote on a matter being voted on by holders of the Common Stock, necessary to permit the full issuance and/or conversion of all of the Company’s securities offered and sold pursuant to the Transaction Documents (and any securities issuable in accordance with the terms of such securities) pursuant to the applicable rules and regulations of the Nasdaq Stock Markets (or any successor entity), including Rule 5635 of The Nasdaq Stock Market Rules.

“Subsidiary” means, with respect to any entity, any corporation or other organization of which securities or other ownership interest having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a business day.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Capital Market.

“Transaction Documents” shall mean this Note, each of any other Notes, the Purchase Agreement, the Series B Securities Purchase Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

6.
Miscellaneous.
(a)
Successors and Assigns; Transfer of this Note or Securities Issuable on Conversion Hereof.
(i)
Subject to the restrictions on transfer described in this Section 6(a), the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
(ii)
Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company or the Investor without the other party’s prior written consent.
(iii)
With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, within five business days, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6(a) that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor within ten business days. Each Note thus transferred and each certificate, instrument or book entry representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.
(iv)
Subject to Section 6(a)(iii), transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.
(b)
Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Investors holding more than 50% of the aggregate outstanding principal amount of the Notes; provided, however, that no such amendment, waiver or consent shall: (i) reduce the principal amount of this Note without Investor’s written consent, or (ii) reduce the rate of interest of this Note without Investor’s written consent.
(c)
Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by electronic mail (if to Investor) or otherwise delivered by hand, messenger or courier service addressed:
(i)
if to Investor, to Investor’s address or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or, until such holder so furnishes an address or electronic mail address to the Company, then to the address or electronic mail address of the last holder of this Note for which the Company has contact information in its records; or
(ii)
if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 1212 Terra Bella Avenue Mountain View, CA 94043, or at such other current address as the Company shall have furnished to Investor, with a copy (which shall not constitute notice) to Philip Oettinger, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, CA 94304-1050.

Each such notice or other communication shall for all purposes of this Note be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or ten days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Note or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), Investor consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to any facsimile number for Investor in the Company’s records, (ii) electronic mail to any electronic mail address for Investor in the Company’s records, (iii) posting on an electronic network together with separate notice to Investor of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to Investor. This consent may be revoked by Investor by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

(d)
Pari Passu Notes. Investor acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to any other Notes. In the event Investor receives payments in excess of its pro rata share of the Company’s payments to the holders of all of the Notes, then Investor shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.
(e)
Payment. Unless converted into the Company’s equity securities pursuant to the terms hereof, payment shall be made in lawful tender of the United States.
(f)
Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.
(g)
Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.
(h)
Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions thereof.
(i)
Jurisdiction and Venue. Each of Investor and the Company irrevocably consents to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California), in connection with any matter based upon or arising out of this Note or the matters contemplated herein, and agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons.

(j)
Waiver of Jury Trial. By acceptance of this Note, Investor hereby agrees and the Company hereby agrees to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note or any of the Transaction Documents.
(k)
Tax Withholding. Notwithstanding any other provision to the contrary, the Company shall be entitled to deduct and withhold from any amounts payable or otherwise deliverable with respect to this Note such amounts as may be required to be deducted or withheld therefrom under any provision of applicable law, and to be provided any necessary tax forms and information, including Internal Revenue Service Form W‑9 or appropriate version of IRS Form W‑8, as applicable, from each beneficial owner of the Note. To the extent such amounts are so deducted or withheld and paid over to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the person to whom such amounts otherwise would have been paid.
(l)
No Rights. This Note does not by itself entitle the Investor to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Investor, shall cause the Investor to be a stockholder of the Company for any purpose.
(m)
Issuance Limitation. Notwithstanding any provision in this Note, the Growth Notes or any other Transaction Document to the contrary, the parties agree that in no circumstance shall the Company be required to deliver to an Investor any shares of: (i) Series B Preferred Stock issuable upon conversion of the Notes (the “Preferred Conversion Shares”); (ii) Common Stock issuable upon conversion of the Growth Notes; (iii) Common Stock issuable as Interest Payment Shares; (iv) Common Stock issuable upon conversion of the Preferred Conversion Shares; (v) Series B Preferred issued pursuant to the Series B Securities Purchase Agreement (the “Purchased Preferred Shares”); or (vi) Common Stock issuable upon conversion of the Purchased Preferred Shares, in each case, to the extent that the aggregate of all such shares issued by the Company would exceed 19.99% of either (a) the total number of shares of Common Stock outstanding on the date of the Purchase Agreement or (b) the total voting power of the Company’s securities outstanding on the date of the Purchase Agreement that are entitled to vote on a matter being voted on by holders of the Common Stock, in each case, unless the Shareholder Approval has been obtained.

(signature page follows)

The Company has caused this Note to be issued as of the date first written above.

IRIDEX CORPORATION,

a Delaware corporation

By:

Name:

Title:

(Signature page for Note)